Mortgage






ADVANTUS MORTGAGE SECURITIES FUND

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 1999



                                                       ADVANTUS-TM-
                                                     Family of Funds





FIXED INCOME

ADVANTUS MORTGAGE SECURITIES FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

U.S. economic expansion, in its longevity and in vigor, is the envy of the rest of the world. While growth in Europe and the United Kingdom is falling, we are finally seeing some small improvements in Asia's economic angst; it also appears that Japan's economic free fall has stopped. However, a working plan for a sustainable recovery in Japan is still forthcoming. As you can see, growth patterns around the globe are mixed, but overall, world growth is forecasted to decline by about one percent over the course of 1999. (World growth is forecasted to be two percent in 1999.)

In this six-month reporting period, U.S. Gross Domestic Product (GDP) in the fourth quarter 1998 was 6.0 percent. This phenomenal result was fueled by strong consumer demand and spending. GDP figures for the first quarter 1999 are estimated at a respectable 4 percent. This economic growth was very broad based, despite some export difficulties. Above-trend growth is expected for the remainder of the year.

Will inflation spoil the party? It's unlikely. Weak commodity prices coupled with excess global capital and labor has created an inflation-benign environment. The inflation outlook in the U.S. continues to be positive, as well.

The strong momentum in top-tier large cap growth stocks continues to drive the equity market. Some trends have continued, such as large cap stocks outperforming small caps and growth stocks outperforming value stocks. The breadth of leadership of the equity market has continued to narrow, with only
26.3 percent of the issues in the S&P 500* able to outperform their index over the last twelve months. The average equity mutual fund has lagged the market unless it has been overweighted in growth and technology investments. Valuations in the marketplace continue to be high, particularly in the large cap growth weighted indices.

Stronger economic growth increased investors' comfort with corporate bonds and thus the spread to Treasury bonds narrowed. In the fixed-income market, mortgage-backed securities were the star performers this period, followed by corporate bonds, and then Treasuries.

The economic and market outlook for the U.S. remains strong. Looking ahead, we are cautiously optimistic for stock and bond prices, but valuations for large-cap growth issues are high. Economic growth is forecasted, albeit slower than in the past. With much of the world still in recession, commodity prices low, and rapid increases in technology and productivity, high inflation is unlikely. The Federal Reserve and other central banks stand ready to intervene if necessary. We are watchful of Y2K issues. Certain countries that are mired in prolonged recessions lack the money to solve these technology-related problems.

We are - along with the rest of the world - watching the political strife in the Balkans. The military action in Kosovo has commanded world attention. Escalation will prove costly in money and human resources.

In the pages that follow, the Fund's manager will update you on how the economy and the market affected the Fund during this reporting period. The manager will discuss the Fund's performance and some strategies used to maximize performance.

As always, we thank you for investing with Advantus. We encourage you to maintain a long-range view of investing; we believe you will derive the greatest benefit by doing so.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

*The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS MORTGAGE SECURITIES FUND

PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, CFA
The Advantus Mortgage
Securities Fund is a mutual
fund designed for investors
seeking a high level of
current income consistent
with prudent investment risk.
The Fund hopes to achieve its
income objective by investing
primarily in a diversified
portfolio of mortgage-related
securities.
  - Dividends declared daily and paid monthly.
  - Capital gains distributions paid annually.
PERFORMANCE
The performance of your Advantus Mortgage Securities Fund for the six-month period ended March 31, 1999 was as follows for the three classes of shares currently outstanding:

CLASS A..........................  1.61 PERCENT*
CLASS B..........................  1.23 PERCENT*
CLASS C..........................  1.04 PERCENT*

The Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index,** returned 1.78 percent for the same period.

PERFORMANCE ANALYSIS
In our last report to you, dated September 30, 1998, we chronicled that investor sentiment - based on global recession, low interest rates around the world, and fear of a bear market in stocks - heavily favored the safety of the U.S. Treasury market. Liquidity in the spread sectors (mortgage-backed securities and corporate bonds) all but disappeared as buyers and market makers turned away from these asset classes. It was a dark time for the spread sectors (i.e., non-Treasury securities).

Fortunately, this phenomenon was relatively short-lived, and investors have re-engaged in spread sectors. Recovery was due, in part, to a vigilant Federal Reserve. As fourth quarter 1998 unfolded, the Federal Reserve cut key short-term interest rates, and investor sentiment turned. The ongoing news of stronger-than-forecasted U.S. growth and a surprisingly quick return to stability by the global markets ushered in a "flight-FROM-quality" trade that dominated first quarter 1999 investment activities among active fixed income managers. The market launched 1999 with high hopes for lower rates and lower inflation, as consensus forecasts called for the U.S. to join the rest of the global economies in a slow growth dance.

As consumers appeared to buy anything that was not nailed down, the race to shed Treasury securities intensified. Rates gapped higher, and historically undervalued assets handily outperformed Treasury and agency securities. Assets that went unloved during the earlier liquidity crisis returned to star status as fundamentals and relative value once again drove valuations and unleashed a powerful wave of spread-tightening. When the dust settled, the yield on the 10-year Treasury had climbed 55 basis points (over one-half percent) to 5.20 percent, and the mortgage market proved to be one of the leading fixed-income asset classes, delivering positive returns for the period.

The mortgage market sprang to a stronger start in early 1999 than we anticipated. Strong fundamentals and balanced technicals made mortgages an attractive asset class trading at historically wide levels. Agency mortgage securities basked in the warmth of spread tightening to the tune of 40 to 60 basis points. The tightening in spreads helped cushion the blow of higher rates and sent the peak of the refinancing wave into the history books. Many sectors of the non-agency mortgage market (i.e., commercial and investment grade securities) performed even better. They benefited not only from good news on prepayments, but also from diminished credit concerns, improved liquidity, and increased sponsorship.

Throughout this reporting period, we added to our over weights in non-agency mortgage securities, as well as commercial mortgage securities backed by seasoned loans. While some of these sectors were slow to join the spread-tightening party that began with the agency markets, they ultimately caught up. In many situations, they actually surpassed the level of spread tightening experienced by the agency market. Within our core agency holdings, we continue to favor newly issued current coupon mortgage securities due to their attractive yields, liquidity and cash flow stability.

As you know, duration is the key indicator of the Fund's sensitivity to interest rates. By carrying more duration, about 5 to 7 percent more than the Index during this back up in rates, our relative performance was curtailed. However, as signs of above-trend growth appeared - albeit with no hints of a meaningful pickup in inflation - we took a more neutral stance on the market. We maintained our modest overweight in duration, but decided to postpone any additional purchases of duration.

OUTLOOK
While less undervalued today than at the beginning of the year, the mortgage sector still offers investors an attractive combination of high yield potential and solid credit quality. The potential for capital appreciation also exists should spreads grind back to more normalized historical levels or rates resume their long-term downward trend. With interest rates likely to go nowhere in a hurry, investors will continue to reach for yield. In this scenario, mortgages are a natural fit, and we look forward to another good quarter for mortgage investors.

Ultimately, we believe that the U.S. economy will successfully transition to a more sustainable growth rate without Federal Reserve interventions. It is likely that the Fed will be patient with the economy's excessive growth behavior and will only tighten if it sees significant signs of broad inflation.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND,
                LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
                            AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1989 through March 31, 1999. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through March 31, 1999.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                   1.75%
Five year                                  6.81%
Ten year                                   8.21%
(Thousands)
                                         Class A        CPI    Lehman Brothers
                                                               Mortgage-Backed
                                                              Securities Index
3/31/89                                  $10,000    $10,000            $10,000
10/31/89                                  10,569     10,253             11,204
10/31/90                                  11,247     10,899             12,153
10/31/91                                  13,048     11,217             14,208
10/31/92                                  14,117     11,577             15,366
10/31/93                                  15,730     11,887             16,579
9/30/94                                   15,047     12,247             16,315
9/30/95                                   17,083     12,516             18,521
9/30/96                                   17,908     12,892             19,595
9/30/97                                   19,764     13,178             21,562
9/30/98                                   21,491     13,366             23,422
3/31/99                                   21,896     13,480             23,839

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
One year                                    .75%
Since inception (8/19/94)                  7.29%
(Thousands)
                                                               Lehman Brothers
                                                               Mortgage-Backed
                                         Class B        CPI   Securities Index
8/19/94                                  $10,000    $10,000            $10,000
9/30/94                                    9,928     10,067              9,874
9/30/95                                   10,742     10,289             11,209
9/30/96                                   11,297     10,598             11,859
9/30/97                                   12,521     10,833             13,049
9/30/98                                   13,633     10,987             14,175
3/31/99                                   13,841     11,081             14,427

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:

                                                      One year      5.65%
                                               Since inception
                                                      (3/1/95)      7.58%
(Thousands)
                                                       Class C        CPI    Lehman Brothers
                                                                             Mortgage-Backed
                                                                            Securities Index
3/1/95                                                 $10,000    $10,000            $10,000
9/30/95                                                 10,791     10,146             10,793
9/30/96                                                 11,230     10,450             11,410
9/30/97                                                 12,314     10,682             12,565
9/30/98                                                 13,290     10,834             13,649
3/31/99                                                 13,478     10,927             13,892

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                                         PRUDENT SECTOR DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                     3.0%
FNMA                                  12.0%
FHLMC                                  1.0%
GNMA                                  11.1%
Vendee Mortgage Trust                  5.6%
Other Mortgage-Backed Securities      66.3%
Preferred Stock                        1.0%

                              SOLID LIQUIDITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    3.0%
Preferred Stock                       1.0%
Private Placements                    4.2%
Private 144A Issues                   7.7%
Public Issues                        84.1%

                                         HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    3.0%
Preferred Stock                       1.0%
AAA Rated                            51.6%
AA Rated                             10.5%
A Rated                              15.1%
BBB Rated                            15.9%
BB Rated                              2.0%

                                               ADVANTUS Mortgage Securities Fund
                                                       Investments in Securities

                                                                  March 31, 1999

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
-------------                                                                       --------------
LONG-TERM DEBT SECURITIES (96.0%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (29.7%)
    Federal Home Loan Mortgage Corporation (FHLMC) (1.0%)
$     514,439   ..............................................   6.500%   12/01/23  $      510,246
                                                                                    --------------
    Federal National Mortgage Association (FNMA) (12.0%)
      610,447   ..............................................   6.500%   09/01/28         607,724
      743,635   ..............................................   6.500%   10/01/28         737,574
    2,000,000   ..............................................   6.500%   03/15/29       1,991,080
    1,477,917   ..............................................   7.000%   02/01/29       1,495,135
    1,262,296   ..............................................   8.000%   07/15/16       1,328,895
                                                                                    --------------
                                                                                         6,160,408
                                                                                    --------------
    Government National Mortgage Association (GNMA) (11.1%)
      840,913   ..............................................   6.500%   11/15/28         837,222
    1,000,000   ..............................................   6.500%   03/15/29         995,350
      496,830   ..............................................   7.500%   09/15/28         511,427
      899,932   ..............................................   7.500%   12/15/28         926,372
      878,539   ..............................................   7.875%   05/15/17         926,035
      247,750   ..............................................   6.500%   12/15/28         246,663
    1,300,000   (d)...........................................   6.500%   04/01/29       1,293,500
                                                                                    --------------
                                                                                         5,736,569
                                                                                    --------------
    Vendee Mortgage Trust Participation Certificates (5.6%)
    1,191,303   (c)...........................................   7.210%   02/15/25       1,226,427
      763,412   (c)...........................................   7.793%   02/15/25         798,798
      810,893   (c)...........................................   8.293%   12/15/26         860,464
                                                                                    --------------
                                                                                         2,885,689
                                                                                    --------------
                Total U.S. government and agencies obligations (cost:
                 $15,053,404).....................................................      15,292,912
                                                                                    --------------
  OTHER MORTGAGE-BACKED SECURITIES (66.3%)
    Asset-Backed Securities (1.3%)
      661,832   Tyron Mortgage Funding........................   7.750%   12/20/09         674,835
                                                                                    --------------
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds (54.9%)
      469,027   American Housing Trust........................   8.125%   06/25/18         482,858
           --   Asset Securitization Corporation (e)(f).......   8.541%   08/13/29       1,527,326
      941,814   Banco Hipotecario Nacional-144A Issue                                      828,208
                 (b)(e).......................................   7.916%   07/25/09
    1,354,638   Bear Stearns Mortgage Securities, Inc.........   6.750%   04/30/30       1,344,357
      721,551   Bear Stearns Mortgage Securities, Inc.........   8.000%   11/25/29         738,197
    1,100,000   California Housing Finance Agency.............   7.760%   08/01/25       1,155,362
      735,000   California Housing Finance Agency.............   8.160%   02/01/28         771,750
    1,821,363   Chase Mortgage Finance Corporation............   6.750%   11/25/24       1,818,686

              See accompanying notes to investments in securities.

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
-------------                                                                       --------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$     371,753   Collateralized Mortgage Trust.................   5.000%   07/01/18  $      359,864
    1,000,000   Countrywide Funding...........................   7.000%   06/25/24         963,410
    1,150,000   CSFB Finance Company-144A Issue (e)...........   7.092%   11/15/05       1,021,344
      576,142   GE Capital Mortgage Securities................   6.000%   04/25/09         562,367
      500,000   GE Capital Mortgage Securities................   6.500%   12/25/23         501,100
      729,988   GE Capital Mortgage Securities................   6.750%   09/25/12         708,081
    1,233,454   GE Capital Mortgage Securities-144A Issue                                1,217,012
                 (e)..........................................   6.500%   04/25/24
      245,000   Lee County Florida............................   6.700%   09/01/25         248,007
    1,028,000   Lehman Brothers Grantor Trust.................   7.000%   12/01/22       1,043,420
      612,772   Norwest Mortgage, Inc.........................   7.500%   12/25/26         608,488
    1,152,341   Paine Webber Mortgage Acceptance                                         1,129,894
                 Corporation..................................   6.930%   02/25/24
      650,656   Paine Webber Mortgage Acceptance                                           658,533
                 Corporation..................................   8.125%   07/25/09
    1,000,000   Pennsylvania Housing Finance..................   7.410%   10/01/17       1,032,036
    1,188,628   Prudential Home Mortgage Securities...........   6.050%   04/25/24       1,164,368
    1,211,416   Prudential Home Mortgage Securities...........   6.500%   10/25/23       1,207,633
    1,280,202   Prudential Home Mortgage Securities...........   6.500%   04/25/26       1,252,869
      872,000   Prudential Home Mortgage Securities...........   7.000%   06/25/23         890,400
      956,789   Prudential Home Mortgage Securities-144A Issue                             869,781
                 (e)..........................................   6.803%   04/28/24
      904,863   Residential Funding Mortgage..................   7.000%   11/25/10         913,712
    1,491,826   Residential Funding Mortgage..................   7.000%   10/25/23       1,503,316
      538,343   Residential Funding Mortgage..................   7.250%   07/25/11         538,364
      700,130   Securitized Asset Sales, Inc. (e).............   6.808%   11/28/23         646,703
      541,400   Wyoming Community Development.................   6.850%   06/01/10         537,171
                                                                                    --------------
                                                                                        28,244,617
                                                                                    --------------
    Commercial Mortgage-Backed Securities (10.1%)
    1,000,000   Covenant Retirement Community.................   6.250%   12/01/22         992,167
      490,000   Los Angeles Housing Authority.................   6.750%   11/01/03         497,653
      900,000   Massachusetts Industrial Financial............   7.100%   02/01/10         925,862
      860,000   Pleasant Hill Revenue Bond....................   7.950%   09/20/15         926,891
    1,801,942   Rosewood Care Center..........................   7.250%   11/01/13       1,863,371
                                                                                    --------------
                                                                                         5,205,944
                                                                                    --------------
                Total other mortgage-backed securities (cost: $33,827,826)........      34,125,396
                                                                                    --------------
                Total long-term debt securities (cost: $48,881,230)...............      49,418,308
                                                                                    --------------

              See accompanying notes to investments in securities.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
  SHARES                                                                              VALUE(a)
  -------------                                                                     ------------
  PREFERRED STOCK (1.0%)
    FINANCIAL (1.0%)
      Real Estate Investment Trust (1.0%)
         11,000   Duke Realty Investments, Inc.-7.99%.............................  $    501,187
                                                                                    ------------
                  Total preferred stock (cost: $550,000)..........................       501,187
                                                                                    ------------

  PRINCIPAL
  -------------
  SHORT-TERM SECURITIES (1.3%)
  $     649,690   Federated Prime Obligation Fund, current rate 4.860%............       649,690
                                                                                    ------------
                  Total short-term securities (cost: $649,690)....................       649,690
                                                                                    ------------
                  Total investments in securities (cost: $50,080,920)(g)..........  $ 50,569,185
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 1.6% of the net assets in foreign securities as of March 31, 1999.
(c) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at March 31, 1999.
(d) At March 31, 1999 the total cost of investments issued on a when-issued or forward commitment basis is $1,294,211.
(e) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 1999, which includes acquisition date and cost, is as follows:

                                                                       ACQUISITION
SECURITY:                                                                 DATE          COST
---------------------------------------------------------------------  -----------  ------------
Asset Securitization Corporation.....................................    various    $  1,679,460
Banco Hipotecario Nacional 144A Issue*...............................    various         838,558
CSFB Finance Company 144A Issue*.....................................    various       1,145,969
GE Capital Mortgage Securities 144A Issue*...........................    various       1,229,764
Prudential Home Mortgage Securities 144A Issue*......................   04/01/99         853,934
Securitized Asset Sales, Inc.........................................   02/20/99         634,055
                                                                                    ------------
                                                                                    $  6,381,740
                                                                                    ------------
                                                                                    ------------

    * A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) At March 31, 1999 the cost of securities for federal income tax purposes was $50,081,994. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation....................................................  $     876,973
Gross unrealized depreciation....................................................       (389,782)
                                                                                   -------------
Net unrealized appreciation......................................................  $     487,191
                                                                                   -------------
                                                                                   -------------

ADVANTUS Mortgage Securities Fund
Statement of Assets and Liabilities

March 31, 1999

(UNAUDITED)

                                   ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (identified cost: $50,080,920).............................  $   50,569,185
Cash in bank on demand deposit..............................         897,619
Receivable for Fund shares sold.............................         135,400
Receivable for investment securities sold...................       2,490,894
Accrued interest receivable.................................         440,626
Other receivable............................................           8,345
                                                              --------------
    Total assets............................................      54,542,069
                                                              --------------

                                LIABILITIES
Payable for investment securities purchased.................       2,890,695
Payable for Fund shares redeemed............................          54,855
Cash portion of dividends payable to shareholders...........          91,512
Payable to Adviser..........................................          55,573
                                                              --------------
    Total liabilities.......................................       3,092,635
                                                              --------------
Net assets applicable to outstanding capital stock..........  $   51,449,434
                                                              --------------
                                                              --------------
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2
  billion shares, Class B - 2 billion shares, Class C - 2
  billion shares and 4 billion shares unallocated) of $.01
  par value (note 1)........................................  $       48,566
  Additional paid-in capital................................      51,319,603
  Distributions in excess of net investment income..........          (7,222)
  Accumulated net realized losses from investments..........        (399,778)
  Unrealized appreciation on investments....................         488,265
                                                              --------------
    Total - representing net assets applicable to
    outstanding capital stock...............................  $   51,449,434
                                                              --------------
                                                              --------------
Net assets applicable to outstanding Class A shares.........  $   34,099,268
                                                              --------------
                                                              --------------
Net assets applicable to outstanding Class B shares.........  $   12,644,835
                                                              --------------
                                                              --------------
Net assets applicable to outstanding Class C shares.........  $    4,705,331
                                                              --------------
                                                              --------------
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 3,220,634....................  $        10.59
                                                              --------------
                                                              --------------
  Class B - Shares outstanding 1,191,749....................  $        10.61
                                                              --------------
                                                              --------------
  Class C - Shares outstanding 444,238......................  $        10.59
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS

                                   FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999

                                                                     (UNAUDITED)

Investment income:
  Interest..................................................  $1,804,935
  Dividends.................................................      43,710
                                                              ----------
      Total investment income...............................   1,848,645
                                                              ----------
Expenses (note 4):
  Investment advisory fee...................................     141,128
  Rule 12b-1 fees - Class A.................................      46,942
  Rule 12b-1 fees - Class B.................................      57,079
  Rule 12b-1 fees - Class C.................................      22,384
  Administrative services fee...............................      26,200
  Custodian fees............................................       6,034
  Auditing and accounting services..........................       9,650
  Legal fees................................................       4,750
  Directors' fees...........................................         391
  Registration fees.........................................      21,493
  Printing and shareholder reports..........................      21,851
  Insurance.................................................       1,798
  Other.....................................................       2,010
                                                              ----------
      Total expenses........................................     361,710
                                                              ----------
  Less fees and expenses waived or absorbed:
    Rule 12b-1 fees.........................................      (5,448)
    Other fund expenses.....................................     (63,496)
                                                              ----------
      Total fees and expenses waived or absorbed............     (68,944)
                                                              ----------
      Total net expenses....................................     292,766
                                                              ----------
      Investment income - net...............................   1,555,879
                                                              ----------
Realized and unrealized gains (losses) on investments:
  Net realized gains on investments (note 3)................      68,632
  Net change in unrealized appreciation or depreciation on
    investments.............................................    (799,193)
                                                              ----------
      Net losses on investments.............................    (730,561)
                                                              ----------
Net increase in net assets resulting from operations........  $  825,318
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999 AND YEAR ENDED SEPTEMBER 30, 1998

(UNAUDITED)

                                            1999         1998
                                         -----------  -----------
Operations:
  Investment income - net..............  $ 1,555,879  $ 2,432,701
  Net realized gain on investements....       68,632      585,744
  Net change in unrealized appreciation
    or depreciation on investments.....     (799,193)     392,690
                                         -----------  -----------
      Increase in net assets resulting
        from operations................      825,318    3,411,135
                                         -----------  -----------
Distributions to shareholders from:
  Investment income - net:
    Class A............................   (1,095,868)  (1,866,254)
    Class B............................     (335,830)    (428,822)
    Class C............................     (131,403)    (161,070)
  Net realized gains on investments
    (notes 4 and 5):
    Class A............................           --      (99,215)
    Class B............................           --      (30,946)
    Class C............................           --      (12,017)
                                         -----------  -----------
      Total distributions..............   (1,563,101)  (2,598,324)
                                         -----------  -----------
Capital share transactions:
  Proceeds from sales:
    Class A............................    4,188,618    9,621,075
    Class B............................    3,510,178    6,091,960
    Class C............................    2,339,499    4,378,096
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................      722,363    1,276,840
    Class B............................      282,407      368,689
    Class C............................      117,845      146,111
  Payments for redemption of shares:
    Class A............................   (2,580,520)  (7,308,009)
    Class B............................   (1,062,927)  (2,624,311)
    Class C............................   (2,020,369)  (2,429,147)
                                         -----------  -----------
      Increase in net assets from
        capital share transactions.....    5,497,094    9,521,304
                                         -----------  -----------
      Total increase in net assets.....    4,759,311   10,334,115
Net assets at beginning of period......   46,690,123   36,356,008
                                         -----------  -----------
Net assets at end of period (including
  (distributions in excess)
  undistributed net investment income
  of ($7,222) and $0, respectively)....  $51,449,434  $46,690,123
                                         -----------  -----------
                                         -----------  -----------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1998
                                                                     (UNAUDITED)

(1) ORGANIZATION

    The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of March 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $1,294,211. The Fund has segregated assets, with the Fund's custodian, to cover such when-issued and forward commitment transactions.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $467,336 which, if not offset by subsequent capital gains, will expire September 30, 2003. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period from October 1, 1998 to March 31, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $38,397,920 and $34,705,777, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .575 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Prior to February 1, 1999, Ascend waived that portion of Class A Rule 12b-1 fees which exceeded, as a percentage of average daily net assets, .25 percent. For the period from October 1, 1998 to January 31, 1999, the total amount of Rule 12b-1 fees waived was $5,448.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee equal to $5,700 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. For the period ended March 31, 1999, Advantus Capital voluntarily agreed to absorb $63,496 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $53,981.

    As of March 31, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 639,981 Class A shares which represents
19.9 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Funds secretary is a partner in the amount of $4,750.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period from October 1, 1998 to March 31, 1999 and the year ended September 30, 1998 were as follows:

                                                  CLASS A               CLASS B               CLASS C
                                            --------------------  --------------------  --------------------
                                              1999       1998       1999       1998       1999       1998
                                            ---------  ---------  ---------  ---------  ---------  ---------
Sold......................................    393,309    903,705    329,261    571,435    219,828    410,305
Issued for reinvested distributions.......     67,927    119,619     26,499     34,443     11,077     13,630
Redeemed..................................   (242,759)  (685,656)   (99,796)  (245,853)  (190,323)  (227,658)
                                            ---------  ---------  ---------  ---------  ---------  ---------
                                              218,477    337,668    255,964    360,025     40,582    196,277
                                            ---------  ---------  ---------  ---------  ---------  ---------
                                            ---------  ---------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES

    At March 31, 1999, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted securities). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 1999 was $6,110,374 which represents 11.9% of net assets.

(7) YEAR 2000

    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                             CLASS A
                                 -----------------------------------------------------------------------------------------------
                                  PERIOD FROM                                                      PERIOD FROM
                                  OCTOBER 1,                                                       NOVEMBER 1,
                                    1998 TO                 YEAR ENDED SEPTEMBER 30,                 1993 TO        YEAR ENDED
                                   MARCH 31,      --------------------------------------------    SEPTEMBER 30,     OCTOBER 31,
                                     1999           1998        1997        1996      1995(a)        1994(b)           1993
                                 -------------    --------    --------    --------    --------    -------------    -------------
Net asset value, beginning of
  period......................        $ 10.75     $  10.54    $  10.23    $  10.36    $   9.70         $ 11.06          $ 10.94
                                 -------------    --------    --------    --------    --------    -------------    -------------
Income from investment
  operations:
  Net investment income.......            .35          .64         .70         .62         .62             .53              .63
  Net gains (losses) on
    securities (both realized
    and unrealized)...........           (.16)         .25         .33        (.13)        .65            (.99)             .55
                                 -------------    --------    --------    --------    --------    -------------    -------------
    Total from investment
      operations..............            .19          .89        1.03         .49        1.27            (.46)            1.18
                                 -------------    --------    --------    --------    --------    -------------    -------------
Less distributions:
  Dividends from net
    investment income.........           (.35)        (.65)       (.72)       (.62)       (.61)           (.53)            (.63)
  Distributions from capital
    gains.....................             --           --          --          --          --            (.37)            (.43)
  Tax return of capital.......             --         (.03)         --          --          --              --               --
                                 -------------    --------    --------    --------    --------    -------------    -------------
    Total distributions.......           (.35)        (.68)       (.72)       (.62)       (.61)           (.90)           (1.06)
                                 -------------    --------    --------    --------    --------    -------------    -------------
Net asset value, end of
  period......................        $ 10.59     $  10.75    $  10.54    $  10.23    $  10.36         $  9.70          $ 11.06
                                 -------------    --------    --------    --------    --------    -------------    -------------
                                 -------------    --------    --------    --------    --------    -------------    -------------
Total return(d)...............           1.61%        8.73%      10.37%       4.83%      13.53%          (4.34)%          11.43%
Net assets, end of period (in
  thousands)..................        $34,099     $ 32,268    $ 28,089    $ 23,692    $ 25,317         $27,105          $27,073
Ratio of expenses to average
  daily net assets(e).........            .95%(f)      .95%        .95%       1.26%       1.29%           1.24%(f)         1.17%
Ratio of net investment income
  (loss) to average daily net
  assets(e)...................           6.57%(f)     6.02%       6.77%       6.05%       6.23%           5.73%(f)         5.77%
Portfolio turnover rate
  (excluding short-term
  securities).................           72.2%       152.5%       85.1%      125.2%      203.7%          236.2%           135.0%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c)  Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net assets value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total returns presented are not annualized.
(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $68,944, $134,706, $121,780, $35,718, $36,128, $43,505 and $34,773 in expenses for the period ended March 31, 1999, the years ended September 30, 1998, 1997, 1996 and 1995, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.27%, 1.29%, 1.37%, 1.40%, 1.42%, 1.41%, and 1.31%, respectively; and the ratio of net investment income to average daily net assets would have been 6.28%, 5.68%, 6.35%, 5.91%, 6.10%, 5.56%, and 5.63%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.96%, 1.99%, 2.07%, 2.09%, and 2.11%, respectively; and the ratio of net investment income to average daily net assets would have been 5.60%, 5.04%, 5.71%, 5.30%, and 5.26% for the period ended March 31, 1999, and the years ended September 30, 1998, 1997, 1996 and 1995, respectively. If Class C shares had been charged for the expenses, the ratio of expenses to average daily net assets would have been 1.96%, 1.99%, 2.07%, 2.08% and 2.11%, respectively; and the ratio of net investment income to average daily net assets would have been 5.60%, 5.11%, 5.74%, 5.32% and 5.20% for the period ended March 31, 1999, and the years ended September 30, 1998, 1997, 1996 and the period ended September 30, 1995, respectively.
(f)  Adjusted to an annual basis.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                    CLASS B
                                 ------------------------------------------------------------------------------
                                  PERIOD FROM                                                      PERIOD FROM
                                  OCTOBER 1,                                                       AUGUST 19,
                                    1998 TO                 YEAR ENDED SEPTEMBER 30,               1994(c) TO
                                   MARCH 31,      --------------------------------------------    SEPTEMBER 30,
                                     1999           1998        1997        1996      1995(a)         1994
                                 -------------    --------    --------    --------    --------    -------------
Net asset value, beginning of
  period......................        $ 10.77     $  10.56    $  10.24    $  10.37    $   9.70         $  9.83
                                 -------------    --------    --------    --------    --------    -------------
Income from investment
  operations:
  Net investment income.......            .31          .57         .63         .54         .53             .06
  Net gains (losses) on
    securities (both realized
    and unrealized)...........           (.16)         .24         .33        (.13)        .67            (.13)
                                 -------------    --------    --------    --------    --------    -------------
    Total from investment
      operations..............            .15          .81         .96         .41        1.20            (.07)
                                 -------------    --------    --------    --------    --------    -------------
Less distributions:
  Dividends from net
    investment income.........           (.31)        (.57)       (.64)       (.54)       (.53)           (.06)
  Distributions from capital
    gains.....................             --           --          --          --          --              --
  Tax return of capital.......             --         (.03)         --          --          --              --
                                 -------------    --------    --------    --------    --------    -------------
    Total distributions.......           (.31)        (.60)       (.64)       (.54)       (.53)           (.06)
                                 -------------    --------    --------    --------    --------    -------------
Net asset value, end of
  period......................        $ 10.61     $  10.77    $  10.56    $  10.24    $  10.37         $  9.70
                                 -------------    --------    --------    --------    --------    -------------
                                 -------------    --------    --------    --------    --------    -------------
Total return(d)...............           1.23%        7.92%       9.65%       4.06%      12.74%           (.72)%
Net assets, end of period (in
  thousands)..................        $12,645     $ 10,079    $  6,079    $  3,375    $  1,084         $    60
Ratio of expenses to average
  daily net assets(e).........           1.70%(f)     1.70%       1.70%       2.01%       2.05%            .28%(g)
Ratio of net investment income
  (loss) to average daily net
  assets(e)...................           5.86%(f)     5.33%       6.08%       5.38%       5.32%            .60%(g)
Portfolio turnover rate
  (excluding short-term
  securities).................           72.2%       152.5%       85.1%      125.2%      203.7%          236.2%

                                                              CLASS C
                                 ------------------------------------------------------------------
                                  PERIOD FROM                                          PERIOD FROM
                                  OCTOBER 1,                                            MARCH 1,
                                    1998 TO           YEAR ENDED SEPTEMBER 30,         1995(c) TO
                                   MARCH 31,      --------------------------------    SEPTEMBER 30,
                                     1999           1998        1997        1996          1995
                                 -------------    --------    --------    --------    -------------
Net asset value, beginning of
  period......................        $ 10.76     $  10.55    $  10.23    $  10.37         $  9.90
                                 -------------    --------    --------    --------    -------------
Income from investment
  operations:
  Net investment income.......            .31          .57         .63         .54             .31
  Net gains (losses) on
    securities (both realized
    and unrealized)...........           (.17)         .24         .33        (.14)            .47
                                 -------------    --------    --------    --------    -------------
    Total from investment
      operations..............            .14          .81         .96         .40             .78
                                 -------------    --------    --------    --------    -------------
Less distributions:
  Dividends from net
    investment income.........           (.31)        (.57)       (.64)       (.54)           (.31)
  Distributions from capital
    gains.....................             --           --          --          --              --
  Tax return of capital.......             --         (.03)         --          --              --
                                 -------------    --------    --------    --------    -------------
    Total distributions.......           (.31)        (.60)       (.64)       (.54)           (.31)
                                 -------------    --------    --------    --------    -------------
Net asset value, end of
  period......................        $ 10.59     $  10.76    $  10.55    $  10.23         $ 10.37
                                 -------------    --------    --------    --------    -------------
                                 -------------    --------    --------    --------    -------------
Total return(d)...............           1.04%        7.92%       9.66%       4.07%           7.91%
Net assets, end of period (in
  thousands)..................        $ 4,705     $  4,343    $  2,187    $  1,139         $   321
Ratio of expenses to average
  daily net assets(e).........           1.70%(f)     1.70%       1.70%       2.01%           2.05%(f)
Ratio of net investment income
  (loss) to average daily net
  assets(e)...................           5.86%(f)     5.40%       6.11%       5.39%           5.26%(f)
Portfolio turnover rate
  (excluding short-term
  securities).................           72.2%       152.5%       85.1%      125.2%          203.7%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c)  Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net assets value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total returns presented are not annualized.
(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $68,944, $134,706, $121,780, $35,718, $36,128, $43,505 and $34,773 in expenses for the period ended March 31, 1999, the years ended September 30, 1998, 1997, 1996 and 1995, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.27%, 1.29%, 1.37%, 1.40%, 1.42%, 1.41%, and 1.31%, respectively; and the ratio of net investment income to average daily net assets would have been 6.28%, 5.68%, 6.35%, 5.91%, 6.10%, 5.56%, and 5.63%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.96%, 1.99%, 2.07%, 2.09%, and 2.11%, respectively; and the ratio of net investment income to average daily net assets would have been 5.60%, 5.04%, 5.71%, 5.30%, and 5.26% for the period ended March 31, 1999, and the years ended September 30, 1998, 1997, 1996 and 1995, respectively. If Class C shares had been charged for the expenses, the ratio of expenses to average daily net assets would have been 1.96%, 1.99%, 2.07%, 2.08% and 2.11%, respectively; and the ratio of net investment income to average daily net assets would have been 5.60%, 5.11%, 5.74%, 5.32% and 5.20% for the period ended March 31, 1999, and the years ended September 30, 1998, 1997, 1996 and the period ended September 30, 1995, respectively.
(f)  Adjusted to an annual basis.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the Account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account

Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                    [LOGO]
ST. PAUL, MN 55101-2098
ADDRESS SERVICE REQUESTED

F.48640 Rev. 5-1999